Exhibit 10.33

Contact / Ordering Information Attn: Customer Service (800) eSensor (373-6767) Fax (866) 831-2001 info@genmarkdx.com

REAGENT RENTAL AGREEMENT

This Reagent Rental Agreement (this “Agreement”) is made and entered as of the Effective Date (as such term is defined below), by and between Clinical Micro Sensors, Inc., a Delaware corporation doing business as GenMark Diagnostics (“GenMark”), and the customer identified in the “Customer Information” table immediately below (the “Customer”). As used in this Agreement, “Effective Date” means the latest date set forth on the signature blocks of this Agreement. This Agreement replaces and supersedes, as of the Effective date, the prior Reagent Rental Agreement dated    *** .

CUSTOMER INFORMATION
Contact Name: ***		Phone: ***	Fax:
Contact Name: ***		Contact Email: ***
Address 1: ***
Address 2:
City: ***	State: ***	Zip: ***	Country: USA
Billing Contact: ***		Phone: ***	Fax:
Billing Address 1: ***
Billing Address 2:
City: ***	State: ***	Zip: ***	Country: USA
Shipping POE:	PO#:	Requested Delivery Date:

I. Instruments. In connection with the Customer’s agreement hereunder to purchase a minimum annual volume of Kits (as such term is defined below in this Agreement) each year of the Term (as such term is defined below in this Agreement), GenMark agrees to provide to Customer for its use, until the earlier of expiration of the Term or termination of this Agreement, the GenMark instrument(s) listed in the “System Descriptions” table below (each such instrument being an “Instrument;” Kits, Instruments and related accessories, may collectively be referred to as “Products” ). The Customer understands and agrees that at no time shall it own any such Instrument and that all right, title and interest in and to each Instrument shall remain in GenMark, provided that, subject to the other terms and conditions in this Agreement, the Customer shall have the right to use the Instruments, until the earlier of expiration of the Term or termination of this Agreement, with and in furtherance of the Customer’s use of the Kits purchased by the Customer from GenMark under this Agreement. GenMark reserves the right, upon reasonable notice to Customer and during Customer’s regular business hours, to, in its sole discretion, exchange, upgrade, swap-out, or substitute an Instrument provided by GenMark to Customer for Customer’s use under this Agreement.

Instrument Description and Pricing

Description	Item Number	Qty	Discount	List Price	Extended Price
eSensor XT-8 System – 3 Analyzer Module	***	***	*** $***		$***
eSensor XT-8 Accessory Kit	***	***	*** $***		$***
eSensor XT-8 Printer Pack	***	***	*** $***		$***
			Total List Price		$***
			Less Total Discounts		$***
			Total Extended Price		$***

Service Description and Pricing
Description	Item Number	Qty	Discount	List Price	Extended Price
12 Month Service Plan – 3 Analyzer Module	***	***	*** $***		$***
			Total List Price		$***
			Less Total Discounts		$***
			Total Extended Price		$***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

Reagent Rental Agreement	Page 1 of 11

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* The “Extended Price” in the “Instrument Description and Pricing” and “Service Description and Pricing” tables above represents the upfront purchase price, after applicable discounts, if any, that the Customer would pay for the Instrument(s) and Service if it were purchasing the Instrument(s) and Services.

II. Other Products.

A. Generally. The Customer agrees to purchase from GenMark those Products listed in the “Product Description and Pricing” table below (such Products being the Kits and such table being the “Pricing Table”), pursuant to the terns of this Agreement. The Customer understands that the pricing for the below Kits has been determined in consideration of the Customer’s volume commitments set forth herein and the length of this Agreement. Kits not listed below will be sold to the Customer at GenMark’s then-prevailing list prices unless otherwise agreed to in writing.

B. Standing Purchase Orders. Upon execution of this Agreement, the Customer is deemed to have submitted to GenMark (and GenMark is deemed to have accepted) firm non-cancellable Standing Purchase Orders dated on the first day of each month of the Term, for the purchase and delivery of Kits. Each Standing Purchase Order shall be in an amount equal to 1/12th of the Minimum Annual Test Volume Commitment set forth in the Pricing Table for each Product and represents Customer’s commitment and obligation to purchase the Kits in the quantities and mix specified therein. There will be four shipments per month, for each Standing Purchase Order. In addition to any Standing Purchase Order, Customer may submit purchase orders for the purchase of additional Kits, which purchase orders also shall be subject to GenMark’s acceptance in its discretion (either in writing or by email), and such other purchase orders (i.e., non-Standing Purchase Orders) shall specify the Kits to be purchased, the Kit quantities, the applicable Kit pricing (as determined pursuant to the below provisions of this Agreement), and reasonable shipping and delivery instructions. Any terms, conditions and/or provisions set forth in any Customer purchase order (whether a Standing Purchase Order or otherwise) that vary from or are in addition to those specified above for such purchase order shall be disregarded and deemed null and void. The pricing for the Kits ordered in any Customer purchase order shall be determined from the Pricing Table, provided that such pricing shall be subject to an annual adjustment as provided below in this Agreement.

Product Description and Pricing:

Product	Item Number	Minimum Annual Test Volume	Minimum Annual Kits	Minimum Monthly Test Volume	List Price Per Kit	Extended Kit Price	Annual Savings

***	***	***	***	***	$***	$***	$***

***	***	***	***	***	$***	$***	$***

***	***	***	***	***	$***	$***	$***

***	***	***	***	***	$***	$***	$***

$***

C. Minimum Annual Commitment. For each Kit specified in the Product Description and Pricing Table, the Customer’s effective cost per Kit as of the Effective Date is listed in the Pricing Table in the “Extended Kit Price” (Kit + Instrument + Service) column of such table, and the Customer acknowledges that such cost incorporates a charge for the use of the Instrument(s) provided to the Customer hereunder. Such cost per Kit was determined based on the Minimum Annual Test Volume Commitment set forth in the Pricing Table, and the Customer hereby commits to purchase (and shall purchase from GenMark), each year of the Term, at least its Minimum Annual Test Volume Commitment of each such listed Kit. At its discretion, GenMark will review annually the monthly test volume trends for Products covered under this Agreement, and may offer Customer additional discounts in exchange for increased minimum annual test volumes.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

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Contact / Ordering Information Attn: Customer Service (800) eSensor (373-6767) Fax (866) 831-2001 info@genmarkdx.com

III. Annual Adjustments. In addition to any other pricing or fee adjustments provided for in this Agreement, on January 1st of each year of the Term, GenMark may increase any Product or service pricing or fees hereunder by   ***   over the pricing or fees in effect at the end of the immediately preceding calendar year.

IV. Term. The initial term of this Agreement shall be for   ***  , beginning on the Effective Date. Upon expiration of the initial term or any renewal term, this Agreement shall automatically renew for an additional   ***   period unless either party shall have given the other party written notice of non-renewal at least sixty (60) days prior to expiration of the then-current initial or renewal term. As used herein, “Term” means the initial four year term of this Agreement and, upon renewal hereof in accordance with the foregoing, any such renewal term(s). This Agreement may not be terminated prior to expiration of the then-current Term, except in accordance with the express terms of this Agreement.

V. Entire Agreement. This Agreement (consisting of the preceding page, this page, the attached General Terms and Conditions and, if attached, the Support and Maintenance Addendum) contains the entire understanding of the parties with respect to the transactions and matters contemplated herein and supersedes any and all previous and contemporaneous agreements, communications and understandings and courses of dealing between the parties concerning the subject matter hereof. Each party represents that it has received legal advice from its own attorney(s) regarding this Agreement; it has not received or relied upon any legal or other comments, advice, or work product from any of the other party’s attorneys; and it has read and fully understands this Agreement.

IN WITNESS WHEREOF, the parties, by and through their duly authorized representatives, have entered into this Agreement effective as of the Effective Date.

“GENMARK”		“CUSTOMER”

By:	/s/ Michael Gleeson	By:	***
Name:	Michael Gleeson	Name:	***
Title:	SVP Sales	Title:	CEO
Dated:	9/27/12	Dated:	9/27/12

[This Agreement’s General Terms and Conditions follow. A Support and Maintenance Addendum also follows if the parties have agreed to include such addendum.]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

Reagent Rental Agreement	Page 3 of 11

Contact / Ordering Information Attn: Customer Service (800) eSensor (373-6767) Fax (866) 831-2001 info@genmarkdx.com

GENERAL TERMS AND CONDITIONS

The following terms and conditions apply in addition to the other terms and conditions set forth above in this Agreement:

1. Payment Terms. All prices are firm unless otherwise agreed to in writing. Payment terms shall be net 30 days from date of invoice. GenMark reserves the right to require C.O.D. payment terms from Customer if its account is overdue for a period of more than 60 days or if it has an unsatisfactory credit or payment record. GenMark may also refuse to sell to Customer until overdue accounts are paid in full. Customer shall pay (or shall reimburse GenMark, as applicable) for all taxes, customs, duties and assessments (exclusive of taxes based on GenMark’ net income) owing with respect to this Agreement or any of the Products or services provided hereunder. If Customer claims an exemption from any such taxes, then Customer shall provide to GenMark appropriate evidence of such exemption and shall be responsible for any taxes GenMark does not withhold based on such exemption and any associated penalties. All amounts not paid by Customer when due are subject to a late payment charge of            ***            per annum simple interest (or, if less, the maximum rate allowed by applicable law) from the due date until the date of payment.

2. Delivery, Shipment and Title and Risk of Loss. Shipment of all Products shall be F.O.B. shipping point. In furtherance and not in limitation of the foregoing, all shipment, handling and insurance costs pertaining to the Products shall be paid by Customer and if prepaid by GenMark the amount thereof shall be reimbursed to GenMark. Title and risk of loss with respect to any particular Kit shall pass to Customer upon delivery of such Kit by GenMark (or its representative) to the carrier; title to all Instruments provided hereunder shall remain with GenMark and shall not pass to Customer at any time. GenMark will make every reasonable effort to ship the Products in accordance with the parties’ mutually agreed upon delivery dates. Customer agrees, however, that any delay in delivery shall not affect the validity of this Agreement.

3. Product Returns. Products may be returned to GenMark only due to nonconformity caused by GenMark. Customer shall notify GenMark of each such nonconformity within three (3) days after Customer’s knowledge of the same but in no event later than expiration of the applicable Product warranty period under Section 4(a) below. Subject to the foregoing provisions of this paragraph, no Products may be returned without Customer obtaining, in each particular instance, a return material authorization number (“RMA”) from GenMark, which Customer may obtain by contacting GenMark’s customer service department at (800) 373-6767 (telephone), (866) 831-2001 (facsimile) or technicalsupport@genmarkdx.com. Customer shall return to GenMark each such nonconforming Product within seven (7) days after GenMark issues the corresponding RMA to the Customer, and Customer shall ensure that such returned Products is accompanied by a reasonably detailed written explanation of the nonconformity and by such RMA.

4. Limited Warranty and Remedy.

(a) Limited Warranty. Subject to the below provisions of this Section 4, GenMark warrants that each Product sold or otherwise provided to the Customer under this Agreement will perform in accordance with its Product specifications (as such specifications are set forth in, as applicable, the package insert or user manual originally included with such Product when delivered to the Customer) for: (i) if such Product is an Instrument, then one (1) year from the date of shipment; and (ii) if such Product is a Kit, then    ***    days from the date of shipment, provided that, with respect to any component of any such Product that has any shelf life date, expiration date, “use by” date, “guaranty date” or other end of recommended use date (each, an “Expiration Date”), or whose usage is limited to a specified number of uses, as stated on such Product or component or the packaging thereof or the documentation provided therewith, the warranty period for such Product or component shall be the lesser of *** days from the date of shipment or the period from date of shipment until such Expiration Date or such stated uses have occurred. As GenMark’s sole liability for, and the Customer’s sole remedy for, any failure of a Product to conform to the foregoing warranty, GenMark will, at GenMark’s option, repair or replace such Product that does not conform to this warranty or, in its discretion and with respect to any Product that is a Kit, take back the nonconforming Kit and refund to the Customer that portion of the purchase price paid by the Customer for such Kit, provided that in each case GenMark is notified by the Customer of the nonconforming Product as provided above in Section 3. Notwithstanding anything else, the warranty period on (A) any repaired or replacement Instrument or on any repaired part of an Instrument shall be the greater of *** days from the date of shipment or the remaining term of the original warranty period for the original Instrument, and (B) on any repaired or replacement Kit or on any repaired part of a Kit shall be the lesser of *** days from the date of shipment or the period from date of shipment until such Expiration Date or such stated uses have occurred.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

Reagent Rental Agreement	Page 4 of 11

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(b) Exceptions to Warranty. The warranty provided above shall be void if the non-conformity or defect at issue results from or relates to any of the following (each of the following being an “Unsupported Cause”): (i) the Product fails, malfunctions or is damaged, or the non-conformity or defect arises, as a result of any improper, incorrect or unauthorized handling, storage, installation, shipping, use, maintenance, removal, modification, services or repair; (ii) the Product is accidentally damaged or is subjected to abuse or neglect (including, without limitation, any damage that arises from environmental or operational conditions, such as, but not limited to, electrostatic discharge, externally caused short circuits, incorrect voltages or other improper external inputs); (iii) the Product is modified or altered where the modification or alteration was not provided by or expressly authorized in writing by GenMark; (iv) the Product is damaged such that GenMark is unable to verify the nonconformity or defect in the normal course of Product testing; (v) in the case of an Instrument, the Instrument is moved or relocated by anyone other than a GenMark authorized service technician unless GenMark approves in writing such move or relocation prior to the occurrence thereof; or (vi) the Product is used in combination with any technology, hardware, software, product, material and/or other property (including, without limitation, any chemicals and reagents) not supplied by GenMark or expressly authorized in writing by GenMark or the applicable Product documentation (including, without limitation, label claims and product inserts). Any claims related to breach of the above Product warranty that are not made by the Customer within the applicable Product warranty period will be forfeited and void. The above Product warranty is provided to only the Customer who originally acquired the Product from GenMark and is not transferable or assignable to any other person or entity.

5. Product Support and Maintenance. If Customer desires any Product support or maintenance (including, without limitation, any service or repair of any Product) beyond GenMark’s warranty obligations set forth above in Section 4, then Customer shall either: (a) have subscribed to and paid for an applicable and then-available GenMark support and maintenance service plan (the terms and conditions of which shall be set forth in a Support and Maintenance Addendum to this Agreement) covering the service or repair for the period in question; or (b) be responsible for the payment to GenMark for such support or maintenance on a time and materials basis at GenMark’s then-prevailing rates as set in GenMark’s discretion (as of the Effective Date, GenMark’s prevailing hourly rate for Product service or repair is $***). Without limiting the generality of the preceding provisions of this Section 5, GenMark shall not be obligated to provide any on-site support or maintenance service to the Customer except to the extent expressly required under a support and maintenance service plan purchased by the Customer in accordance with the above provisions of this Section 5.

6. Warranty Disclaimers. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT FOR THE LIMITED WARRANTY FOR PRODUCTS SET FORTH ABOVE IN SECTION 4, ALL PRODUCTS, SERVICES, DOCUMENTATION AND OTHER MATERIALS DELIVERED BY OR ON BEHALF OF GENMARK IN CONNECTION WITH THIS AGREEMENT ARE FURNISHED “AS IS”. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT FOR THE LIMITED WARRANTY FOR PRODUCTS SET FORTH ABOVE IN SECTION 4, GENMARK MAKES NO OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE WITH RESPECT TO ANY OF SUCH PRODUCTS, SERVICES, DOCUMENTATION AND OTHER MATERIALS, AND/OR ANY OF THEIR QUALITY OR PERFORMANCE, AND GENMARK EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY, NON-INFRINGEMENT, AND FITNESS FOR A PARTICULAR PURPOSE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, GENMARK EXPRESSLY DISCLAIMS ANY WARRANTY OF UNINTERRUPTED, TIMELY, OR ERROR-FREE OPERATION OF ANY PRODUCT OR PROVISION OF ANY SERVICE.

7. Infringement. Subject to the other terms and conditions of this Agreement, GenMark shall indemnify, defend, and hold harmless Customer from and against third party claims and lawsuits (“Claims”) and    ***    resulting therefrom that are awarded or adjudged by a court or arbitration panel with competent jurisdiction or approved in writing by GenMark (“Losses”), in each case, to the extent they are based on allegations that    ***    . However, the foregoing obligations of GenMark set forth in this Section 7 do not apply: (a)    ***    ; or (b)    ***    .

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

Reagent Rental Agreement	Page 5 of 11

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Customer shall indemnify, defend and hold harmless GenMark from and against any and all Claims and Losses to the extent             ***             . If any     ***     is or is believed by GenMark     ***     , then GenMark, may,     ***     (each of the following, an “IP Remedy”): (A)     ***     ; (B)     ***     ; (C)     ***     ; or (D) if none of (A), (B) and (C) are feasible as determined by GenMark,     ***     , provided that, with respect to any     ***     , because GenMark is     ***     hereunder, Customer shall not be entitled to     ***     . Customer’s rights to defense and/or indemnification hereunder are conditioned upon the following:     ***.

8. Limitations. NOTWITHSTANDING ANYTHING ELSE, GENMARK SHALL NOT BE LIABLE WITH RESPECT TO ANY PRODUCTS, SERVICES AND/OR ANY OTHER SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR: (I) ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, OR OTHER INDIRECT DAMAGES OF ANY CHARACTER, INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUE OR PROFITS OR LOST BUSINESS, EVEN IF GENMARK HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; (II) ANY AMOUNTS IN EXCESS, IN THE AGGREGATE, FOR ALL CAUSES OF ACTION IN CONNECTION WITH THIS AGREEMENT, OF THE FEES PAID BY CUSTOMER UNDER THIS AGREEMENT FOR THE PRODUCTS OR THE SERVICES THAT ARE THE SUBJECT OF ANY CLAIM HEREUNDER DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE FIRST EVENT, ACTION OR OMISSION GIVING RISE TO LIABILITY FOR WHICH DAMAGES ARE RECOVERED; OR (III) THE COST OF PROCURING SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY OF ANY KIND. ALL OF THE FOREGOING LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE PRECEDING LIMITATIONS DO NOT EXPAND IN ANY WAY THE LIMITED WARRANTY PROVIDED IN SECTION 4 AND/OR ANY OF GENMARK’S OBLIGATIONS AND/OR CUSTOMER’S RIGHTS UNDER SUCH SECTION 4 (AND CUSTOMER REAFFIRMS THAT SUCH SECTION 4 SETS FORTH CUSTOMER’S EXCLUSIVE RIGHTS AND REMEDIES WITH RESPECT TO ANY PRODUCT THAT DOES NOT CONFORM TO ITS WARRANTY IN SECTION 4).

9. Confidentiality. Each particular party (“Recipient”) may access and/or use Confidential Information of the other party (“Discloser”) solely for the purpose of performance of the Recipient’s obligations and/or receipt of benefits hereunder, and the Recipient shall maintain such information in the strictest confidence. Recipient may disclose the Discloser’s Confidential Information to Recipient’s employees, attorneys, advisors, and contractors who have a legitimate “need to know” provided that Recipient ensures that all such entities and persons are obligated to and do comply with confidentiality obligations consistent with (and no less restrictive than) this Section 9 but in no event may the Customer disclose any GenMark Confidential Information to any competitor of GenMark (or any of its affiliates) or to any employees or contractors of any such competitor. Subject to clause (a) of the following sentence, the term “Confidential Information” means the provisions of this Agreement (which shall be the Confidential Information of both parties), and any and all information, written or oral, provided or made available by or on behalf of one party or its affiliates, contractors, or vendors to the other party or its affiliates, contractors, or vendors in connection with this Agreement or the parties’ relationship hereunder, whether or not designated as confidential. Information of a third party to whom a party owes a duty of confidentiality will be treated as Confidential Information of that party if it meets the description above. However: (a) Confidential Information does not include information that: was or is publicly available other than as a result of breach of this Agreement by Recipient; was or is lawfully received by the Recipient free of any obligation of confidentiality; or is independently

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

Reagent Rental Agreement	Page 6 of 11

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developed by or on behalf of the Recipient without use of the Discloser’s Confidential Information; and (b) Recipient may disclose the Discloser’s Confidential Information to the extent such disclosure is necessary in connection with the enforcement of this Agreement or necessary to comply with any legal or regulatory requirements, provided that the Recipient gives the Discloser prompt notice of the compelled disclosure and cooperates with the Discloser in seeking a protective order or any other protections available to limit the disclosure of the Discloser’s Confidential Information.

10. License. The Customer is hereby granted a limited, non-exclusive, non-sublicensable, non-transferable license to use the executable version of the GenMark software loaded on the Instruments as delivered to the Customer or that is otherwise provided to the Customer under this Agreement, but only (a) for the Customer’s operation of such Instruments, (b) in accordance with the applicable end user documentation, and (c) for the Customer’s own internal business purposes. The Customer shall not (and shall not authorize any third party to): (i) use any such software (or any Instrument) to provide, or to assist in or further the provision of, any data processing, outsourcing, time sharing, service bureau or similar service for the benefit of any third party; (ii) decompile, disassemble, translate or reverse engineer such software, or attempt to do any of the foregoing; or (iii) install or use such software on any computer hardware or other equipment other than an applicable Instrument provided by GenMark to the Customer.

11. Restrictions on Product Use. The Customer agrees that it shall not use the Products except in accordance with applicable laws and Local, State and Federal regulations and the applicable Product documentation (including, without limitation, label claims and product inserts) provided or made available by GenMark to the Customer. In furtherance and not in limitation of the foregoing: (a) the Customer may use the Kits only with and in furtherance of its use of an applicable Instrument provided to the Customer by GenMark; (b) the Customer may only use with the Instruments those Kits that are sold hereunder by GenMark to the Customer for use with such Instruments; (c)     ***; and (d)             ***             .

12. Damage to Instruments; Return upon Expiration or Termination. In addition to its other obligations under this Agreement, the Customer shall be responsible for (and shall indemnify Genmark for all costs and expenses arising from) any damage caused to or suffered by any Instrument arising after GenMark (or its representative) has delivered such Instrument to the carrier. The Customer shall maintain each Instrument in good operating condition and repair and in proper working order, and, upon any expiration or termination of this Agreement, the Customer shall return all Instruments to GenMark in their original condition, normal wear and tear excepted.

13. Default. Any of the following events or conditions constitute an “Event of Default” by Customer under this Agreement: (a) the failure of Customer to make any payment when due under this Agreement; (b) the failure of Customer to comply with or perform any of the terms and conditions of this Agreement which failure remains uncured for a period of thirty (30) days after written notice thereof; (c) the making of assignment for the benefit of creditors by Customer; (d) the institution of bankruptcy, reorganization, liquidation, or receivership proceedings by or against Customer; and (e) insolvency of Customer or impairment of the credit of Customer.

14. Remedies. Upon the occurrence of any Event of Default, GenMark in its sole discretion shall have the right to exercise any one or more of the following remedies: (a) to terminate this Agreement; (b) to declare and have become due the remaining unpaid balance of the aggregate amount of the Minimum Annual Test Volume Commitment (as such amount of is set forth in the Pricing Table, subject to adjustment of such amount to take into account any increases to the Product pricing under this Agreement) for the remainder of the Term and all other charges, taxes and assessments otherwise owing under this Agreement; (c) with or without notice, to demand or legal process, to retake possession of the Products (and Customer authorizes and empowers GenMark to enter upon the premises wherever the Products may be found) and (i) retain such Products and all payments made under this Agreement, and (ii) resell the Kits and recover from the Customer amount by which the remaining unpaid balance of the aggregate amount of the Minimum Annual Test Volume Commitment (as such amount of is set forth in the Pricing Table, subject to adjustment of such amount to take into account any increases to the Product pricing under this Agreement) for the remainder of the Term and other amounts owing to GenMark hereunder exceed the net amount received from such sale; and (d) pursue any other remedy available to GenMark at law or in equity. Without limiting the generality of the foregoing, where applicable, GenMark shall have all of the rights and remedies of a secured party under all applicable laws, including but not limited to the California Uniform Commercial Code. Customer also agrees to pay all costs of collection, including without limitation, court costs, reasonable attorneys’ fees, and fees for repossession, repair, storage and sale of the Products.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

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15. Assignment. Customer may not assign or transfer (whether by operation of law or otherwise) this Agreement, or any of Customer’s rights or obligations hereunder, without GenMark’s prior written consent. Any purported assignment or transfer by Customer in violation of this Paragraph shall be deemed an Event of Default.

16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, excluding choice of law provisions.

17. Amendments and Waivers. No amendment of this Agreement shall be effective unless in writing and signed by both parties. No failure or delay by any party hereto in exercising any right or remedy hereunder or under applicable law will operate as a waiver thereof, or a waiver of a particular right or waiver of any right or remedy on any subsequent occasion.

18. Force Majeure. Neither party shall be responsible for any failure to perform its obligations under this Agreement (other than obligations to pay money or applicable confidentiality obligations) during the period that such failure is caused by acts of God, civil or military unrest, acts of public enemy, riots, war, strikes, lack or failure of public telecommunications or transportation facilities, fire, explosion, flood, earthquake, laws or governmental regulations or other causes that are beyond the reasonable control of such party (each a “Force Majeure Event”). The party facing a Force Majeure Event shall use its reasonable efforts to remedy that situation as well as to minimize its effects, and shall promptly notify the other party of any known adverse effects thereof on this Agreement.

19. Severability. If a court of competent jurisdiction or other competent tribunal determines that any provision of this Agreement, or the application of any provision of this Agreement to any particular facts or circumstances, is invalid, illegal, or unenforceable, then such provision or application shall be modified to best preserve the parties’ intent, and such determination and modification shall not affect the validity, legality or enforceability of the remainder of this Agreement if capable of substantial performance, or the application of that provision to other facts or circumstances.

20. Disclosure of Records. While this Agreement remains in effect and for a period of four years following its termination or expiration, GenMark shall maintain and shall make available upon proper request from the Secretary of the Department of Health and Human Services, this Agreement and any sub-contract under this Agreement valued at $10,000 or more in any twelve-month period, and all books, documents, and records related thereto that are necessary to verify the nature and costs of services provided under this Agreement by GenMark or any organization related to GenMark, in accordance with applicable government regulations in effect from time to time.

21. Survival. The expiration or termination of this Agreement shall not relieve either party of the obligations set forth herein which by their nature are intended to survive, including Customer’s obligation of payment.

22. Other. Headings and captions contained in this Agreement are for convenience of reference only and shall not define, limit or affect the meaning or interpretation of this Agreement. The terms “includes” and “including,” whether or not following by “without limitation” or “but not limited to” shall mean “including, without limitation”. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original agreement, and all of which taken together shall constitute one and the same instrument. The Customer and GenMark agree that a facsimile or electronic copy of this Agreement bearing authorized signatures shall be taken as an original. GenMark reserves the right to change the Products and/or the specifications thereof at any time without notice. No expiration or termination of this Agreement shall relieve Customer of any payment or other obligations accrued at the time of such expiration or termination. Further, any and all rights and obligations set forth in this Agreement which by their nature and context are intended to survive such expiration or termination shall so survive.

THIS AGREEMENT IS EFFECTIVE ONLY UPON SIGNING BY BOTH PARTIES. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, THIS AGREEMENT MAY NOT BE CANCELLED AND/OR TERMINATED EARLY.

[A Support and Maintenance Addendum follows if the parties have agreed to include such addendum.]

Reagent Rental Agreement	Page 8 of 11

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SUPPORT AND MAINTENANCE ADDENDUM

1. Generally. Subject at all times to the Customer timely paying in full all applicable amounts invoiced by GenMark to the Customer with respect to this Support and Maintenance Addendum (this “Addendum”) and to the other terms and conditions of this Agreement, GenMark shall, during the Term, provide to the Customer the support and maintenance services specified in this Addendum and otherwise comply its obligations under this Addendum. The parties acknowledge and agree that the other provisions of the Agreement (including, without limitation, the General Terms and Conditions) impose obligations on the parties, and set limitations and restrictions, that are in addition to those set forth in this Addendum.

2. Servicing of Products under this Addendum.

a. The Instrument(s) provided to the Customer under this Agreement and to which this Addendum apply/applies is/are listed below by serial number:

***

***

***

b. Subject to Section 2.a above, with respect to any Product whose Product warranty has not expired under Section 4(a) of the General Terms and Conditions, GenMark shall comply with its warranty obligations for such Product under Section 4 of the General Terms and Conditions. Subject to Section 2.a above and to the below provisions of this Addendum: with respect to any Product purchased by the Customer under this Agreement where the warranty for such Product under such Section 4(a) of the General Terms and Conditions has expired, if such Product after such expiration fails during the Term to perform in accordance with its Product specifications (as such specifications are set forth in, as applicable, the package insert or user manual originally included with such Product when delivered to the Customer), then GenMark will, during the Term, (a) repair such Product so that it does, upon such repair, perform in accordance with such specifications, or (b) replace such Product with a conforming Product. GenMark shall have no obligation under the preceding sentence if, with respect to the Product at issue, the problem affecting such Product results from or relates to any Unsupported Cause. The foregoing provisions of this paragraph set forth GenMark’s sole liability for, and the Customer’s sole remedy for, any failure of a Product, following expiration of its Product warranty under Section 4 of the General Terms and Conditions, to perform in accordance with its Product specifications.

3. Telephone Support Hours; Reporting of Support Issues to GenMark. Throughout the Term, GenMark Support Personnel (as such term is defined below) will be available by telephone (800-373-6767, as of the Effective Date) from 8:00 a.m. to 5:00 p.m., Pacific Time, each business day, and live representatives at GenMark’s message center will be available by telephone (via the same number, as of the Effective Date) at all other times. If the Customer experiences any problem with any Product or otherwise desires technical support assistance from GenMark concerning any Product, then the Customer promptly and without delay will have one of its Customer Support Contacts report such problem or request such assistance by calling the above listed telephone number (or such other number of which GenMark notifies the Customer). As used herein, “Support Personnel” means GenMark’s technical support representatives and field service representatives, including, without limitation, any such representatives that are contractors to GenMark. As used herein, “Customer Support Contact” means any Customer employee who has been trained by GenMark or its authorized representative in, and who has a comprehensive working proficiency in, the features, functionality and use of the Products. Other requirements regarding the reporting of Product non-conformity may be found elsewhere in this Agreement, including, without limitation, Section 3 of the General Terms and Conditions.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

Reagent Rental Agreement	Page 9 of 11

Contact / Ordering Information Attn: Customer Service (800) eSensor (373-6767) Fax (866) 831-2001 info@genmarkdx.com

4. Technical Support to the Customer. GenMark through its Support Personnel will respond to each technical support call that is made by any Customer Support Contact in accordance with Section 3 of this Addendum. Such response may include telephone support, on-site support (which may include application troubleshooting) or both, as determined by GenMark in its reasonable discretion based in each instance on the facts and circumstances then-known to GenMark. With respect to any technical support issue that GenMark determines requires on-site support at the Customer’s facility, GenMark will dispatch one or more Support Personnel to such facility, normally within     ***     after GenMark has logged the corresponding Customer Support Contact’s technical support call to GenMark. Any such on-site technical support will be provided between the hours of 8:00 a.m. to 5:00 p.m., Customer’s local time, on a business day.

5. Operator Training. From time to time during the Term, the Customer may adopt or validate a new type of reagent or assay from GenMark’s product catalog, and, if requested by the Customer in connection with such adoption or validation, GenMark will provide the Customer with up to three (3) consecutive business days of on-site Product training with respect to such newly adopted/validated reagent or assay. Such training will take place at the Customer’s facility or such other place as the parties mutually agree, at times mutually agreeable to the parties (provided that any such on-site training will be provided between the hours of 8:00 a.m. to 5:00 p.m., Customer’s local time, on business days only).

6. Initial Installation of Instruments; Relocation of Instruments. GenMark will, as part of the services under this Addendum, do an initial installation at the Customer’s facility of any Instrument provided hereunder to the Customer. Except for such initial installation, the Customer agrees that any services provided by Support Personnel with respect to moving or relocating any Instrument shall not be covered by the Annual Fee and that GenMark may, in its discretion, charge the Customer at GenMark’s then-prevailing rates for time and materials spent in providing any such move/relocation services and for GenMark’s reasonably related expenses incurred in connection therewith.

7. Preventative Maintenance. GenMark’s Support Personnel will perform an annual preventative maintenance service on the Instruments at a time during each calendar year of the Term that is mutually agreeable to the parties; provided that any such preventative maintenance service may be performed in conjunction with any other GenMark service visit or call to the Customer.            ***            . The Customer agrees to reasonably cooperate with GenMark in the scheduling and performance of each such annual preventative maintenance service.

8. Software Updates and Upgrades to the Instruments. GenMark shall provide to the Customer, as part of the services under this Addendum, those Software Updates that GenMark generally releases to its customer base from time to time during the Term. The Customer acknowledges that during the Term GenMark may also make available to the Customer Software Upgrades for additional fees beyond those otherwise payable by the Customer with respect to this Agreement. The Customer’s implementation of Software Updates is mandatory under this Agreement, but the Customer’s implementation of any Software Upgrade shall be in the Customer’s sole discretion. The Customer shall implement each Software Update as promptly as reasonably practicable after it is made available and shall sign and promptly return to GenMark any form of acknowledgement reasonably required by GenMark to evidence such implementation. Any implementation by the Customer of any Software Update or Software Upgrade shall be in accordance with reasonable instructions specified by GenMark. GenMark provides no representations, warranties or promises regarding the frequency, timing, features or functionality of Software Updates or Software Upgrades. As used herein: “Software Update” means any release of GenMark software that GenMark requires for continued use of the Instruments or other Products; and “Software Upgrade” means any release of GenMark software which GenMark does not require for continued use of any Instrument or other Product. Software Upgrades typically consists of enhanced functionality or new features.

9. Replacement Parts. In effecting any repair of a non-conforming Product, GenMark may, at its option, use new or reconditioned parts or modules that have been remanufactured to meet the same material performance standards as new parts or modules.

10. Shipping. GenMark will cover the shipping and handling costs for shipping any repaired or replacement Products or Product parts within the United States to/from the Customer under this Addendum, provided, however, that GenMark shall not cover, and the Customer shall be responsible for, all shipping, handling and other costs where the problem affecting the Product at issue results from or relates to any Unsupported Cause or from Customer’s breach of or non-compliance with Section 11 below. The Customer shall not return any Product to GenMark unless in compliance with the requirements of this Agreement, including, without limitation, Section 3 of the General Terms and Conditions.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

Reagent Rental Agreement	Page 10 of 11

Contact / Ordering Information Attn: Customer Service (800) eSensor (373-6767) Fax (866) 831-2001 info@genmarkdx.com

11. Certain Customer Covenants. The Customer agrees that:

a. The Customer will provide the Support Personnel with all cooperation and information reasonably requested with respect to the provision of technical support or other services hereunder to the Customer. Such cooperation shall include, without limitation, any access reasonably requested by Support Personnel to the Products and Customer facility at issue. In any particular instance, GenMark shall have the right to delay the dispatch or provision of technical support or other services hereunder to the Customer in response to any Customer failure to comply with any of the foregoing.

b. The Customer shall not, and shall not authorize or allow any third party to, alter, modify, repair or service any of the Products or attempt to do any of the foregoing, unless and then only to the extent expressly authorized in writing by GenMark prior to the alteration, repair or service at issue.

c. The Customer shall ensure that each person who operates or uses any Product has been trained by GenMark or its authorized representative in, and has a comprehensive working proficiency in, the features, functionality and use (including, without limitation, restrictions on use) of such Product.

d. The Customer shall maintain the Products in a proper and adequate environment, as such is specified in the applicable Product documentation (including, without limitation, user manuals and product inserts).

e. The Customer shall not, and shall not authorize or allow any third party to, move or relocate any Instrument, unless and then only to the extent expressly authorized in writing by GenMark prior to move or relocation at issue.

12. Fees under This Addendum. In the case of any Product problem that results from or relates to any Unsupported Cause(s) or to Customer’s breach of or non-compliance with Section 11 above, GenMark will use reasonable efforts to assist the Customer and remedy such problem, but any failure of GenMark to remedy or otherwise alleviate such problem will not be a breach of any of GenMark’s representations, warranties or obligations under this Agreement. GenMark may, in its discretion, charge the Customer at GenMark’s then-prevailing rates for time and materials spent in providing any such assistance or in providing any services that GenMark is not required by this Addendum to provide, for any Products (or Product parts) provided to Customer in connection with such assistance or services, and for GenMark’s reasonably related expenses incurred in connection with such assistance or services.

Reagent Rental Agreement	Page 11 of 11